INCORPORATED UNDER THE LAWS OF THE

WYOMING



SPECIMEN

SPECIMEN

SOLAR AMERICA CORP.

200,000,000 AUTHORIZED SHARES $.001 PAR VALUE NON-ASSESSABLE

THIS CERTIFIES THAT SPECIMEN

IS THE RECORD HOLDER OF

Shares of **SOLAR AMERICA CORP.** common stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: SPECIMEN

Countersigned
FIDELITY TRANSFER COMPANY
Salt Lake City, Utah
Registrar and Transfer Agent
By SPECIMEN

SECRETARY

CORPORATE Seal

PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ______ Custodian ______
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______________
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

____

NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.